Dreyfus New Jersey Municipal Money
      Market Fund, Inc.

      ANNUAL REPORT January 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus New Jersey
                                               Municipal Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus New Jersey Municipal Money Market Fund, Inc., covering the 12-month period from February 1, 2002 through January 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Throughout the reporting period, tax-exempt money market funds helped investors preserve their capital, while providing tax-exempt income. At the same time, stock prices generally declined. In an environment marked by allegations of corporate scandal, slow economic growth and the threat of war, investors flocked to high-quality, short-term securities. However, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the tax-exempt money markets continue to protect investors' capital and provide tax-exempt income? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 14, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended January 31, 2003, the fund produced a yield of 0.83%. Taking into account the effects of compounding, the fund produced an effective yield of 0.83%.(1)

We attribute the fund' s modest returns to declining interest rates and heightened investor demand for tax-exempt money market securities throughout the reporting period.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and New Jersey state personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price. To pursue this goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.

When pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality, tax-exempt money market municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may reduce the weighted average maturity of the fund, which should better position the fund to purchase new securities with higher yields, if higher yields materialize. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issued with maturities in the one-year range and tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then-current yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was affected by generally weak economic growth during the reporting period. Despite widespread expectations to the contrary, the Federal Reserve Board' s (the "Fed") aggressive interest-rate reductions in 2001 failed to reignite meaningful economic growth, and the U.S. economy continued to perform inconsistently during 2002 and January 2003. Positive economic factors, such as significant growth of gross domestic product (GDP), were offset by negative ones, including rising unemployment, declining consumer confidence and low levels of corporate capital spending. In November, the Fed responded with its only rate cut of 2002, a 0.50 percentage-point reduction that drove short-term interest rates to 1.25%.

As short-term interest rates fell, so did yields of tax-exempt money market instruments. In addition, yields were subject to further downward pressure when demand for high-quality, short-term securities remained high from investors seeking a more stable alternative to a persistently volatile stock market. Heightened international tensions related to a possible war with Iraq intensified this "flight to quality."

In this challenging environment, yield differences between very short-term and longer-term money market securities remained relatively narrow. As a result, until very recently, we had little incentive to purchase securities with maturities beyond nine months. Instead, we focused primarily on municipal notes in the three- to nine-month range. Our security selection strategy led us to focus on notes from fiscally sound counties, school districts and the state government's short-term, general obligation debt.


Like many other states, New Jersey's fiscal condition suffered during the recent period of economic weakness. Because tax revenues have failed to meet previous projections, the state faces budget deficits. However, the state balanced its budget for the current fiscal year through a series of spending cuts and increases in certain fees and taxes, and further cuts are expected to help bridge the deficit expected for the next fiscal year. Accordingly, the major, independent credit rating agencies have maintained the state's credit rating in the double-A range.

What is the fund's current strategy?

Because we currently see few signs of stronger economic growth, we have maintained a generally defensive strategy that continues to focus on securities in the three- to nine-month maturity range. As of the end of the reporting period, however, the fund' s weighted average maturity was relatively long compared to its peer group, primarily because we took advantage of what we believe were attractive values on one-year notes in January, as winter has historically been a time of little new debt issuance in New Jersey. We continue to be watchful for potential opportunities and believe we have positioned the fund with the flexibility to take advantage of such potential opportunities as we deem appropriate.

February 14, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2003



                                                                                               Principal
TAX EXEMPT INVESTMENTS--101.2%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Atlantic County Improvement Authority, Revenue, VRDN

  Pooled Governmental Loan Program

   1.05% (LOC; KBC Bank)                                                                      1,600,000  (a)           1,600,000

Bergen County Improvement Authority, MFHR

  VRDN (Kentshire Apartments Project)

   1.15% (LOC; FNMA)                                                                          4,000,000  (a)           4,000,000

Brigantine, GO Notes, BAN

   1.70%, 1/30/2004                                                                           4,300,000                4,321,126

Burlington County, GO Notes:

   4.85%, 7/15/2003                                                                           1,200,000                1,217,856

   BAN 1.25%, 2/5/2004                                                                       10,916,500               10,924,578

Burlington County Bridge Commission

  County Guaranteed Pooled Loan Revenue

   2002 Governmental Loan Program 3%, 10/15/2003                                              1,155,000                1,167,010

Cape May County Municipal Utilities Authority, Refunding:

  Sewer Revenue

      4%, 1/1/2004 (Insured; MBIA)                                                            3,815,000                3,910,953

   Solid Waste Revenue

      5%, 8/1/2003 (Insured; AMBAC)                                                             250,000                  254,279

Chester Township, GO Notes

   3.30%, 12/15/2003 (Insured; FGIC)                                                            280,000                  284,935

Cranbury Township, GO Notes, BAN

   2%, 1/8/2004                                                                               4,458,000                4,490,902

Dover Municipal Utilities Authority

  Sewer Revenue, Refunding

   2%, 2/15/2004 (Insured; FGIC)                                                              1,460,000                1,471,242

East Brunswick Township, GO Notes, BAN

   2%, 9/17/2003                                                                              1,400,000                1,404,740

Egg Harbor Township School District, GO Notes

   Refunding 1.60%, 2/15/2004 (Insured; FSA)                                                  1,000,000                1,004,099

Essex County, GO Notes:

   General Improvement 4.25%,
      6/1/2003 (Insured; FGIC)                                                                  480,000                  484,799

   Refunding 5%, 11/15/2003 (Insured; FGIC)                                                   1,390,000                1,430,876

Essex County Improvement Authority, Revenue

  VRDN:

    (County Asset Sale Project)

         1.15% (Insured; AMBAC and

         Liquidity Facility; JPMorgan Chase Bank)                                             5,800,000  (a)           5,800,000

      (The Children's Institute Project):

         1.10% (LOC; Wachovia Bank)                                                              60,000  (a)              60,000

         1.15% (LOC; Wachovia Bank)                                                           1,665,000  (a)           1,665,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Franklin Township of Gloucester County, GO Notes

   4.125%, 5/1/2003 (Insured; FGIC)                                                             240,000                  241,403

Gloucester County Industrial Pollution Control

  Financing Authority, PCR, Refunding

   VRDN (Monsanto Co.) 1.05%                                                                  3,900,000  (a)           3,900,000

Haddon Heights, GO Notes, TAN

   1.85%, 4/30/2003                                                                           1,900,000                1,902,045

Hudson County Improvement Authority, Revenue, VRDN

  Essential Purpose Pooled Government Program

   1.05% (LOC; The Bank of New York)                                                          5,100,000  (a)           5,100,000

Hunterdon County, GO Notes, General Improvement

   2%, 12/1/2003                                                                                600,000                  603,693

Middle Township School District, GO Notes, GAN

   2%, 10/17/2003                                                                             5,000,000                5,017,035

Middlesex County Improvement Authority, LR

   2%, 9/15/2003                                                                              1,025,000                1,028,449

Monmouth County, GO Notes:

   3.25%, 7/15/2003                                                                             450,000                  453,295

   Utility and General Improvement

      3.25%, 7/15/2003                                                                        2,400,000                2,417,574

Monmouth County Improvement Authority, Revenue:

  Capital Equipment Pooled Lease Program

      5%, 10/1/2003                                                                             500,000                  512,458

   Governmental Loan Program

      4.50%, 12/1/2003 (Insured; AMBAC)                                                         515,000                  528,749

   (Howell Township Board of Education Improvement Project)

      4%, 7/15/2003 (Insured; AMBAC)                                                            125,000                  126,388

Montclair, GO Notes, Refunding, General Improvement

   3.50%, 3/1/2003 (Insured; FSA)                                                               315,000                  315,410

Montgomery Township School District, GO Notes

   5.45%, 8/1/2003 (Insured; FGIC)                                                              100,000                  101,831

Morristown, GO Notes, Refunding

   2.25%, 3/1/2003 (Insured; FGIC)                                                              650,000                  650,552

New Brunswick, GO Notes:

   1.85%, 8/13/2003                                                                           5,000,000                5,009,623

   BAN 1.85%, 8/13/2003                                                                       7,207,000                7,220,871

State of New Jersey:

   GO Notes, Refunding 6%, 7/15/2003                                                            950,000                  969,562

   Revenue:

      TRAN 3%, 6/12/2003                                                                     22,250,000               22,366,484

      VRDN 1.25%, 6/12/2003

         (Liquid Facility; Lehman Liquidity LLC)                                             12,975,000  (a)          12,975,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Building Authority, Building Revenue:

   5%, 6/15/2003                                                                              2,730,000                2,767,071

   VRDN, Putters Program

      1.13% (Insured; MBIA and Liquid Facility;

      JPMorgan Chase Bank)                                                                    4,185,000  (a)           4,185,000

New Jersey Economic Development Authority:

  Transit Revenue

    (Transportation Project)

      5%, 5/1/2003 (Insured; FSA)                                                               500,000                  504,220

   VRDN:

      EDR:

         (Diocese of Metuchen)

            1.05% (LOC; Fleet National Bank)                                                  6,000,000  (a)           6,000,000

         (Encap Golf Holdings LLC):

            1.10% Series A (LOC; Bayerische Landesbank)                                       9,500,000  (a)           9,500,000

            1.10% Series B (LOC; Bayerische Landesbank)                                      15,000,000  (a)          15,000,000

         (Exit 8A Limited Partnership Project)

            1.10% (LOC; European American Bank)                                               4,800,000  (a)           4,800,000

         (Facile Holdings Inc.)

            1.20% (LOC; Wachovia Bank)                                                        1,000,000  (a)           1,000,000

         (Institute of Electrical Engineers)

            1.10% (LOC; Wachovia Bank)                                                        3,295,000  (a)           3,295,000

         (Kenwood USA Corp. Project)

            1.15% (LOC; The Bank of New York)                                                 2,700,000  (a)           2,700,000

         (Stamato Realty LLC Project)

            1.15% (LOC; Valley National Bank)                                                 4,735,000  (a)           4,735,000

         (Wood Hollow Associates)

            1.15% (LOC; Wachovia Bank)                                                        1,000,000  (a)           1,000,000

         Refunding:

            (Airis Newark LLC Project)

               1.10% (Insured; AMBAC and Liquidity

                  Facility; KBC Bank)                                                         7,005,000  (a)           7,005,000

            (Hartz and Rex Associates)

              1.325% (LOC; Citibank)                                                          2,000,000  (a)           2,000,000

            (Jewish Community Metro West)

              1.10% (LOC; Wachovia Bank)                                                      1,000,000  (a)           1,000,000

      Industrial Revenue

         (Buchanan and Zweigle Project)

         1.25% (LOC; Wachovia Bank)                                                           2,805,000  (a)           2,805,000

      Manufacturing Facilities Revenue

         (Rennoc Corp./Santa's Best Project)

         1.30% (LOC; ABN-AMRO)                                                                2,105,000  (a)           2,105,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    PCR, Refunding

         (Hoffman La Roche Inc.)

         1.10% (LOC; Wachovia Bank)                                                          20,000,000  (a)          20,000,000

      Revenues:

         (CPC Behavioral Health Care)

            1.15% (LOC; Wachovia Bank)                                                        3,595,000  (a)           3,595,000

         (Developmental Disabilities)

            1.15% (LOC; Wachovia Bank)                                                        2,690,000  (a)           2,690,000

         (Four Woodbury Mews Project)

            1.19% (LOC; Fleet National Bank)                                                  6,600,000  (a)           6,600,000

         (Job Haines Home Project):

            .85% (LOC; PNC Bank)                                                                 75,000  (a)              75,000

            1.05% (LOC; PNC Bank)                                                             1,860,000  (a)           1,860,000

         (The Peddie School Project)

            1.10% (Liquidity Facility; PNC Bank)                                              2,100,000  (a)           2,100,000

         (Three Woodbury Mews Project)

            1.19% (LOC; Fleet National Bank)                                                  9,525,000  (a)           9,525,000

         (Young Men's Christian Associates)

            1.15% (LOC; Wachovia Bank)                                                        1,585,000  (a)           1,585,000

      School Revenue:

         (Peddie School Project):

            1.05% (Liquidity Facility; PNC Bank)                                                200,000  (a)             200,000

            1.10% (Liquidity Facility; PNC Bank)                                              1,900,000  (a)           1,900,000

         Refunding (Blair Academy)

            1.10% (LOC; Wachovia Bank)                                                        5,090,000  (a)           5,090,000

      Thermal Energy Facilities Revenue

         (Thermal Energy Limited)

         1.15% (LOC; Bank One)                                                                1,300,000  (a)           1,300,000

New Jersey Educational Facilities Authority:

  College and University Revenue, Refunding, VRDN

    (College of New Jersey)

         1.15% (Insured; AMBAC and Liquidity Facility:

         Bank of Nova Scotia and Toronto Dominion Bank)                                      24,000,000  (a)          24,000,000

   LR (Higher Education Equipment Leasing Fund)

      4%, 9/1/2003                                                                            2,000,000                2,028,722

New Jersey Environmental Infrastructure Trust, VRDN

  Municipal Securities Trust Receipts

   1.25% (Liquidity Facility; JPMorgan Chase Bank)                                              500,000  (a)             500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Health Care Facilities Financing Authority

  Revenues, VRDN:

    (Holy Name Hospital)

         1.05% (LOC; Fleet National Bank)                                                     2,100,000  (a)           2,100,000

      (Hospital Capital Asset Financing)

         1.05% (LOC; JPMorgan Chase Bank)                                                     5,700,000  (a)           5,700,000

      (St. Barnabas Medical Center)

         1.05% (LOC; JPMorgan Chase Bank)                                                     7,500,000  (a)           7,500,000

      (St. Peters University Hospital)

         1.05% (LOC; Fleet National Bank)                                                    16,000,000  (a)          16,000,000

New Jersey Housing and Mortgage Finance Agency

  Revenue, VRDN, Merlots Program

  1.19% (Insured; MBIA and Liquidity Facility;

   Wachovia Bank)                                                                             2,460,000  (a)           2,460,000

New Jersey Sports and Exposition Authority

  Recreational Revenue, VRDN

  1.05% (Insured; MBIA and Liquidity Facility;

   Credit Suisse)                                                                            18,000,000  (a)          18,000,000

New Jersey Transit Corporation

  Transit Revenue, GAN

   5.50%, 2/1/2004 (Insured; AMBAC)                                                           2,000,000                2,085,031

New Jersey Transportation Trust Fund Authority:

   Revenue 5%, 6/15/2003                                                                      1,000,000                1,013,841

   (Transportation System):

      Refunding 6%, 6/15/2003 (Insured; AMBAC)                                                2,440,000                2,480,226

      Transit Revenue 4.25%, 6/15/2003                                                        1,325,000                1,338,838

   VRDN, Merlots Program 1.14% (Insured; FSA and

      Liquidity Facility; Wachovia Bank)                                                      2,995,000  (a)           2,995,000

New Jersey Turnpike Authority

  Turnpike Revenue, VRDN

  Merlots Program 1.14% (Insured; MBIA and

   Liquidity Facility; Wachovia Bank)                                                        11,680,000  (a)          11,680,000

Newark Housing Authority, MFHR, VRDN

  1.28% (Liquidity Facility; Merrill Lynch and

   LOC; Merrill Lynch)                                                                        4,835,000  (a)           4,835,000

Ocean County, GO Notes, Refunding

   3%, 8/1/2003                                                                               2,070,000                2,085,739

Parsippany Troy Hills Township, GO Notes

   Refunding 5.90%, 4/1/2003                                                                    400,000                  402,905


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Pennsauken Township, GO Notes, BAN

   2%, 7/31/2003                                                                              3,000,000                3,005,103

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

    Merlots Program

         1.19% (Insured; MBIA and Liquid Facility;

            Wachovia Bank)                                                                    1,415,000  (a)           1,415,000

      (Versatile Structure Obligation):

         1.35% (Liquidity Facility; Bank of

            Nova Scotia)                                                                     16,800,000  (a)          16,800,000

         1.35% (Liquidity Facility; Landesbank

            Hessen-Thuringen Girozentrale)                                                   25,400,000  (a)          25,400,000

Rahway Redevelopment Agency, Revenue

   (Public Library Project) 2.25%, 10/29/2003                                                 5,780,000                5,807,321

Rahway Valley Sewer Authority, Sewer Revenue

   (Sewer Project) 2.25%, 1/14/2004                                                           5,750,000                5,806,687

Ringwood Borough, GO Notes, BAN 2.25%, 3/14/2003                                              3,000,000                3,000,492

Rutherford Board of Education, GO Notes

   3.25%, 1/15/2004 (Insured; FGIC)                                                             590,000                  601,425

Salem County Pollution Control Financing Authority

  PCR, CP (Philadelphia Electric Co.)

  1.10%, 3/10/2003 (Insured; FGIC and Liquidity

   Facility; FGIC)                                                                            2,900,000                2,900,000

Somerset County Industrial Pollution Control Financing

  Authority, Industrial Revenue, Refunding, VRDN

   (American Cyanamid) 1.65%                                                                  2,800,000  (a)           2,800,000

Sparta Township, GO Notes, BAN 1.70%, 1/16/2004                                               7,000,000                7,029,732

Tinton Falls, GO Notes 4.40%, 7/1/2003 (Insured; FGIC)                                          305,000                  308,341

Union County Improvement Authority

  LR, BAN (Train Redevelopment Project)

   1.75%, 2/12/2003                                                                           4,675,000                4,675,000

Voorhees Township, GO Notes, BAN 1.75%, 3/12/2003                                             1,624,500                1,625,069
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $432,233,580)                                                            101.2%              432,233,580

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.2%)              (5,233,850)

NET ASSETS                                                                                       100.0%              426,999,730

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                          Company

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

TAN                       Tax Anticipation Notes

TRAN                      Tax and Revenue Anticipation
                          Notes

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               66.7

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                   15.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    18.2

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           432,233,580   432,233,580

Cash                                                                  6,230,415

Interest receivable                                                   1,488,580

Prepaid expenses                                                          9,192

                                                                    439,961,767
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           204,229

Payable for investment securities purchased                          12,599,155

Payable for shares of Common Stock redeemed                             118,727

Accrued expenses                                                         39,926

                                                                     12,962,037
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      426,999,730
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     427,182,634

Accumulated net realized gain (loss) on investments                   (182,904)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      426,999,730
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)       427,183,604

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended January 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,502,392

EXPENSES:

Management fee--Note 2(a)                                            2,203,155

Shareholder servicing costs--Note 2(b)                                 472,387

Professional fees                                                       47,883

Custodian fees                                                          45,486

Directors' fees and expenses--Note 2(c)                                 32,737

Prospectus and shareholders' reports                                    17,175

Registration fees                                                       12,236

Miscellaneous                                                           15,144

TOTAL EXPENSES                                                       2,846,203

INVESTMENT INCOME--NET                                               3,656,189
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 20,852

Net unrealized appreciation (depreciation) on investments                (735)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  20,117

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,676,306

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended January 31,
                                             -----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,656,189           9,231,180

Net realized gain (loss) from investments          20,852              24,862

Net unrealized appreciation (depreciation)
   of investments                                    (735)            (10,077)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,676,306           9,245,965
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,656,189)          (9,231,180)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 547,671,550         499,906,987

Dividends reinvested                            3,258,279           8,164,378

Cost of shares redeemed                     (592,442,039)        (478,838,187)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (41,512,210)          29,233,178

TOTAL INCREASE (DECREASE) IN NET ASSETS      (41,492,093)          29,247,963
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           468,491,823          439,243,860

END OF PERIOD                                 426,999,730          468,491,823

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended January 31,
                                                                 -------------------------------------------------------------------

                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .008           .020           .033           .025          .027

Distributions:

Dividends from investment income--net                           (.008)         (.020)         (.033)         (.025)        (.027)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .83           2.06           3.32           2.54          2.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65            .65            .67            .66           .67

Ratio of net investment income
   to average net assets                                          .83           2.04           3.25           2.50          2.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         427,000        468,492        439,244        431,543       475,046


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discounts and premiums on investment, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

earnings credits of $47,969 during the period ended January 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $182,904 is available to be applied against future net securities profit, if any, realized subsequent to January 31, 2003. If not applied, $98,991 of the carryover expires in fiscal 2004, $4,210 expires in fiscal 2005, $16,731 expires in fiscal 2006 and $62,972 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal years ended January 31, 2003 and January 31, 2002, respectively, were all tax exempt income.


At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2003, the fund was charged $277,298 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2003, the fund was charged $131,682 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus New Jersey Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                             /s/Ernst & Young LLP
                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

March 13, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (61)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner, LeBoeuf, Lamb, Greene & MacRae

*    President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidatated Edison, Inc., a utility company, Director

*    Phoenix Companies, Inc., a life insurance company, Director

*    Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


Joni Evans (60)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Isabella Stewart Gardner Museum, Trustee

*    John Merck Fund, a charitable trust, Trustee

*    Business for Social Responsibility, Chairman

*    American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.


KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 198 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                 For More Information

                        Dreyfus
                        New Jersey Municipal
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  758AR0103